Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[ X ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

High Income Opportunity Fund Inc.
(Name of Registrant as Specified in its Charter)

Gordon Swartz

Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No longer applicable
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3). [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which the transaction applies:

(2)      Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)      Proposed maximum aggregate value of transaction:

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

1. Set forth the amount on which the filing fee is calculated and state how it was determined.

                       HIGH INCOME OPPORTUNITY FUND INC.
                               125 Broad Street
                           New York, New York 10004

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

                         To be Held on April 29, 2004

                               -----------------

To the Stockholders of High Income Opportunity Fund Inc.:

   The Annual Meeting of Stockholders of High Income Opportunity Fund Inc. (the "Fund") will be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York, on April 29, 2004 at 3:30 p.m. (New York
Time) for the following purposes:

      1. To elect three Class III directors, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

      2. To transact such other business as may properly come before the meeting or any adjournments thereof.

   The Board of Directors has fixed the close of business on March 19, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                            By Order of the Board of Directors

                            Robert I. Frenkel
                            Secretary

New York, New York
March 29, 2004

                               -----------------

   IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                     Instructions for Signing Proxy Cards

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                   Registration                             Valid Signature
                   ------------                             ---------------
Corporate Accounts
(1) ABC Corp...................................... ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp...................................... John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer............ John Doe
(4) ABC Corp. Profit Sharing Plan................. John Doe, Trustee

Trust Accounts
(1) ABC Trust..................................... Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78.......... Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr.
    UGMA.......................................... John B. Smith
(2) John B. Smith................................. John B. Smith, Jr., Executor

                       HIGH INCOME OPPORTUNITY FUND INC.
                               125 Broad Street
                           New York, New York 10004

                               -----------------

                                PROXY STATEMENT

                               -----------------

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON APRIL 29, 2004

                                 INTRODUCTION

   This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the High Income Opportunity Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York 10022, on April 29, 2004 at 3:30 p.m. (Eastern Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

   The cost of soliciting proxies will be borne by the Fund. Solicitation costs are expected to be approximately $90,000. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Smith Barney Fund Management LLC ("SBFM" or the "Manager"), the Fund's investment manager; Citigroup Global Markets Inc. ("CGM"), an affiliate of SBFM; and/or PFPC Inc. ("PFPC"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. CGM is located at 388 Greenwich Street, New York, NY 10013; SBFM is located at 399 Park Avenue New York, NY 10022; PFPC is located at P.O. Box 8030, Boston, Massachusetts 02266. In addition, the Fund will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation material to beneficial owners of shares of the Fund.

   The Annual Report of the Fund, including audited financial statements for the fiscal year ended September 30, 2003, has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about April 1, 2004. The Fund will provide, without charge, additional copies of the Annual Report to any stockholder upon request by calling the Fund at 1-800-331-1710.

   All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the requisite approval of the proposal is measured by a portion of the votes actually cast, abstentions and broker "non-votes" will have no impact on the approval of a proposal. Proposal 1 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated above, or by voting in person at the Meeting.

   The Board knows of no business other than that specifically mentioned in the Notice to be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

   The Board of Directors of the Fund has fixed the close of business on March 19, 2004 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 73,927,179.249 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 72,919,119 or 98.6% were held in accounts, but not beneficially owned, by CEDE & Co., as nominee for The Depository Trust Company, Box 20, Bowling Green Station, New York, New York 10004-9998.

   At the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) (the "1934 Act") to the knowledge of the Board or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund in the aggregate beneficially owned less than 1% of the outstanding shares of the Fund.

   In the event that a quorum is not present, or if sufficient votes in favor of the proposal set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposal.

   As of the Record Date to the knowledge of the Fund, no securities issued by CGM's ultimate parent corporation, Citigroup, Inc. ("Citigroup") were held by directors who are not "interested persons" of the Fund as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act").

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

   In accordance with the Fund's Charter, the Board of Directors of the Fund is currently classified into three classes. The directors serving in Class III have terms expiring at the Meeting; the Class III directors currently serving on the board have been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the 2007 Annual Meeting of Stockholders) or until their successors have been duly elected and qualified. The affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present is sufficient to elect each nominee. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below as nominees.

   The Board knows of no reason why any of the Class III nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

   Certain information concerning the nominees is set forth below. All of the nominees for Class III currently serve as Directors of the Fund. Any director affiliated with the Manager or otherwise considered an "interested person" of the Fund, as defined in the 1940 Act is indicated by an asterisk(*). Information as to beneficial ownership is based upon information furnished to the Fund by Directors.

                  Persons Nominated for Election as Directors

                                                                        Number of
                                        Term of                        Portfolios
                                       Office and                        in Fund       Other
                           Position(s) Length of       Principal         Complex   Directorships
                            Held with     Time    Occupation(s) During  Overseen      Held by
  Name, Address and Age       Fund       Served     Past Five Years    by Director   Director
  ---------------------    ----------- ---------- -------------------- ----------- -------------
CLASS III DIRECTORS

NON-INTERESTED DIRECTORS:
Jane F. Dasher              Director     Since    Controller of PBK        27          None
Korsant Partners                         1999     Holdings Inc., a
283 Greenwich Avenue                              family investment
3rd Floor                                         company
Greenwich, CT 06830
Age 54

Donald R. Foley             Director     Since    Retired                  19          None
3668 Freshwater Drive                    1993
Jupiter, FL 33477
Age 81

Paul Hardin                 Director     Since    Professor of Law &       34          None
12083 Morehead                           1994     Chancellor Emeritus
Chapel Hill, NC 27514-8426                        at the University of
Age 72                                            North Carolina

   The remainder of the Board currently constitutes the Class I and the Class II directors, none of whom will stand for election at the Meeting, as their terms are not due to expire until the year 2005 and 2006, respectively.

                                  Directors Continuing in Office
                                                                           Number of
                                           Term of                        Portfolios
                                          Office and                        in Fund       Other
                              Position(s) Length of       Principal         Complex   Directorships
                               Held with     Time     Occupations During   Overseen      Held by
    Name, Address and Age        Fund       Served     Past Five Years    by Director   Director
    ---------------------     ----------- ----------  ------------------  ----------- -------------
CLASS I DIRECTORS

NON-INTERESTED DIRECTORS:
Lee Abraham                    Director     Since    Retired; Former          27      Signet
13732 LeHavre Drive                         1999     Director of Galey &              Group PLC
Frenchman's Creek                                    Lord (fabrics), Liz              (specialty
Palm Beach Gardens, FL 33410                         Claiborne (apparel),             retail
Age 76                                               R.G. Barry Corp.                 jeweler)
                                                     (footwear)

Allan J. Bloostein             Director     Since    President of Allan       34      Taubman
27 West 67th Street, Apt. 5FW               1999     Bloostein                        Centers Inc.
New York, NY 10023                                   Associates, a                    (real estate
Age 74                                               consulting firm.                 investment
                                                                                      trust)

Richard E. Hanson, Jr.         Director     Since    Retired; Former          27      None
2751 Vermont Route 140                      1999     Head of the New
Poultney, VT 05764                                   Atlanta Jewish
Age 62                                               Community High
                                                     School

                                                                         Number of
                                        Term of                         Portfolios
                                       Office and                         in Fund       Other
                           Position(s) Length of       Principal          Complex   Directorships
                            Held with     Time     Occupations During    Overseen      Held by
  Name, Address and Age       Fund       Served     Past Five Years     by Director   Director
  ---------------------    ----------- ----------  ------------------   ----------- -------------
CLASS II DIRECTORS

INTERESTED DIRECTOR:
R. Jay Gerken, CFA*         Chairman,    Since    Managing Director of      221        None
Citigroup Asset Management  President    2002     CGM; Chairman,
 ("CAM")                    and Chief             President and Chief
399 Park Avenue             Executive             Executive Officer of
New York, NY 10022          Officer               Smith Barney Fund
Age 53                                            Management LLC
                                                  ("SBFM"), Travelers
                                                  Investment Advisor,
                                                  Inc. ("TIA") and Citi
                                                  Fund Management
                                                  Inc. ("CFM");
                                                  President and Chief
                                                  Executive Officer of
                                                  certain mutual funds
                                                  associated with
                                                  Citigroup Inc.
                                                  ("Citigroup");
                                                  Formerly, Portfolio
                                                  Manager of Smith
                                                  Barney Allocation
                                                  Series Inc. (from
                                                  1996-2001) and
                                                  Smith Barney Growth
                                                  and Income Fund
                                                  (from 1996-2000)

NON-INTERESTED DIRECTORS:
Roderick C. Rasmussen       Director     Since    Investment                27         None
9 Cadence Court                          1993     Counselor
Morristown, NJ 07960
Age 77

John P. Toolan              Director     Since    Retired                   27         John
7202 Southeast Golf                      1993                                          Hancock
 Ridge Way                                                                             Funds
Hobe Sound, FL 33455
Age 73

--------
 * Designates a Director who is affiliated with the Manager and considered an "interested person" of the Fund as defined under the 1940 Act.

                          Beneficial Ownership Report

                                               Aggregate Dollar Range*(1)
                              Dollar Range*(1) of Equity Securities in all
                                 of Equity          Funds Overseen by
                               Securities in      Director and Advised
     Name of Director             the Fund               by SBFM
     ----------------         ---------------- ---------------------------
     NON-INTERESTED DIRECTORS
     Lee Abraham                     B                      B
     Allan J. Bloostein              C                      E
     Jane F. Dasher                  B                      E
     Donald R. Foley                 E                      E
     Richard E. Hanson               B                      B
     Dr. Paul Hardin                 D                      E
     Roderick Rasmussen              B                      C
     John P. Toolan                  E                      E
     INTERESTED DIRECTOR
     R. Jay Gerken                   B                      E

--------
(*) The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" =
    $10,001-$50,000; "D" = $50,001-$100,000; "E" = over $100,000.
(1) This information has been furnished by each director as of December 31, 2003. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the 1934 Act.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers and persons who own more than 10% of the Fund's common stock, as well as SBFM and certain of its affiliated persons, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. ("NYSE"). Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely upon its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended September 30, 2003, all filing requirements applicable to such persons were met.

                     Committees of the Board of Directors

   The Fund has a separately designated standing Corporate Governance and Nominating committee ("Nominating Committee"). The Fund has a separately designated standing Audit Committee ("Audit Committee") established in accordance with Section 3(a)(58)(A) of 1934 Act. Both committees are comprised solely of members who are independent as defined in the NYSE's listing standards. The members of the Audit Committee are Ms. Dasher and Messrs. Abraham and Toolan. The members of the Nominating Committee are Messrs. Abraham, Foley and Hanson.

   The principal functions of the Audit Committee are to (a) assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements,
(iii) the qualifications and independence of the Fund's independent auditors and (iv) the performance of the Fund's internal audit function and independent auditors;
(b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent auditors; and (d) prepares the report required to be prepared by the committee pursuant to SEC rules for inclusion in the Fund's annual proxy statement. The Fund adopted an Amended and Restated Audit Committee Charter at a meeting held on March 10, 2004, a copy of which is attached hereto as Exhibit A.

   The Fund has an Investment Committee responsible for reviewing the investment performance of the Fund. The members of this committee are directors who are not "interested persons" of the Fund as defined under the 1940 Act (the "independent directors"). The members of the Investment Committee are Messrs. Hardin, Bloostein, Toolan, and Rasmussen.

   The Fund also has a pricing committee composed of the Chairman of the Board and one independent trustee which is charged with determining fair value prices for securities when required.

   Eleven meetings of the Board were held between October 1, 2002 and September 30, 2003, five of which were regular meetings. Three Governance and Nominating Committee meetings were held, two Audit Committee meetings were held and two Investment Committee meetings were held during the fiscal year ended September 30, 2003. No Director attended less than 75% of the Board meetings, and the committee meetings of which he or she is a member. The fund does not have a formal policy regarding attendance by Directors at annual meetings but may consider a policy in the future. At the 2003 Annual Meeting one Board member attended.

   The Nominating Committee ("Committee") will accept nominees recommended by a stockholder as it deems appropriate. At the present time there are no vacancies on the Board. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Fund adopted a Committee Charter (the "Charter") at a meeting held on March 10, 2004, a copy of which is attached to this Proxy Statement as Exhibit B.

   The Committee identifies potential nominees through its network of contacts. The Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's directors to possess

(other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

   . whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

   . whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

   . whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

   . whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

   . the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

   .   the character and integrity of the person; and

   . whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

                                 COMPENSATION

   Only the Independent Directors receive remuneration from the Fund for acting as a director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $13,299.20 were paid to such directors by the Fund during the calendar year ended December 31, 2002. Fees for the Independent Directors, who also serve as board members of certain other funds sponsored by or affiliated with CGM, are currently set at $60,000 per annum plus a per meeting fee of $2,500 with respect to in-person meetings and $100 for each telephone meeting. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by CGM.

   The following table shows the compensation paid by the Fund to each person who was a Director during the Fund's fiscal year ended September 30, 2003 and calendar year ended December 31, 2003.

                              Compensation Table

                                          Aggregate
                                        Compensation
                         Aggregate      from Fund and
                        Compensation    Fund Complex      Number of
                         from Fund    Paid to Directors Portfolios for
                       for the Fiscal for the Calendar  Which Director
                         Year Ended      Year Ended     Serves Within
    Name of Person        9/30/03         12/31/03       Fund Complex
    --------------     -------------- ----------------- --------------
Lee Abraham                $  662         $ 76,300            27
Allan J. Bloostein         $  762         $ 76,100            34
Jane F. Dasher             $1,062         $ 80,150            27
Donald R. Foley*           $  539         $ 53,700            19
R. Jay Gerken+             $    0         $      0           221
Richard E. Hanson, Jr.     $  762         $ 76,600            27
Paul Hardin                $  562         $126,600            34
Roderick C. Rasmussen*     $  560         $ 46,100            27
John P. Toolan*            $  662         $ 77,050            27
Joseph Fleiss**

--------
+ Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.
* Pursuant to the Fund's deferred compensation plan, the indicated Directors have elected to defer the following amounts of their compensation from the
  Fund: Donald R. Foley: $37, Roderick C. Rasmussen: $202, and the following amounts of their total compensation from the Fund Complex: Roderick C.
  Rasmussen: $30,000.
  Upon attainment of age 72 the Fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80, unless elected as a director prior to the adoption of the emeritus program. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeritus totalled $10,500.
** Mr. Fleiss died on April 4, 2003.

                               Current Officers

   The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

                                       Term of
                                       Office
                                         and
                                       Length    Principal Occupation(s)
                      Position(s) Held of Time         During Past
Name, Address and Age    with Fund     Served          Five Years
--------------------- ---------------- -------   -----------------------

 R. Jay Gerken        Chief            2002 to (see table of directors
 CAM                  Executive        date    above)
 399 Park Avenue      Officer,
 New York, NY 10022   Chairman of
 Age 53               the Board and
                      President

 Andrew B. Shoup      Senior           2003 to Director of CAM; Chief
 CAM                  Vice President   date    Administrative Officer of
 125 Broad Street     and Chief                mutual funds associated
 10th Floor           Administrative           with Citigroup; Head of
 New York, NY 10004   Officer                  International Funds
 Age 47                                        Administration of CAM
                                               from 2001 to 2003; Director
                                               of Global Funds
                                               Administration of CAM
                                               from 2000 to 2001; Head of
                                               U.S. Citibank Funds
                                               Administration of CAM
                                               from 1998 to 2000.

 Richard L. Peteka    Chief Financial  2002 to Director of CGM; Chief
 CAM                  Officer and      date    Financial Officer and
 125 Broad Street     Treasurer                Treasurer of certain mutual
 11th Floor                                    funds affiliated with
 New York, NY 10004                            Citigroup; Director and
 Age 42                                        Head of Internal Control for
                                               Citigroup Asset
                                               Management U.S. Mutual
                                               Fund Administration from
                                               1999-2002; Vice President,
                                               Head of Mutual Fund
                                               Administration and
                                               Treasurer at Oppenheimer
                                               Capital from 1996-1999.

 Beth A. Semmel       Vice President   2002 to Managing Director of CGM
 CAM                  and Investment   date
 399 Park Avenue      Officer
 4th Floor
 New York, NY 10022
 Age 42

                                     Term of
                                     Office*
                                       and
                         Position(s) Length     Principal Occupation(s)
                          Held with  of Time          During Past
 Name, Address and Age      Fund     Served           Five Years
 ---------------------   ----------- -------    -----------------------

Peter J. Wilby, CFA      Vice        2002    Managing Director and
CAM                      President   to date Chief Investment Officer of
399 Park Avenue          and                 CGM
4th Floor                Investment
New York, NY 10022       Officer
Age 44

Kaprel Ozsoiak           Controller  2002    Vice President
CAM                                  to date of CGM; Controller of
125 Broad Street                             certain funds associated
11th Floor                                   with Citigroup.
New York, NY 10004
Age 38

Robert I. Frenkel        Secretary   2003    Managing Director and
CAM                      and Chief   to date General Counsel, Global
4th Floor                Legal               Mutual Funds for CAM and
300 First Stamford Place Officer             Vice President and Division
Stamford, CT 06902                           Counsel of its predecessor
Age 49                                       (since 1994); Secretary of
                                             CFM; Secretary and Chief
                                             Legal Officer of mutual funds
                                             associated with Citigroup.

   THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                            Audit Committee Report

   The purposes of the Fund's Audit Committee include assisting the Board of Directors in its oversight of the Fund's financial reporting process and internal controls, the Fund's financial statements and the selection of the Fund's independent auditors. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent auditors are responsible for planning and carrying out proper audits and reviews.

   In connection with the audited financial statements as of and for the year ended September 30, 2003 included in the Fund's Annual Report for the year ended September 30, 2003 (the "Annual Report"), at a meeting held on November 19, 2003, the Audit Committee considered and discussed the audited financial statements with management and the independent auditors, and discussed the audit of such financial statements with the independent auditors.

   In addition, the Audit Committee discussed with the independent auditors the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund, and such other matters brought to the attention of the Audit Committee by the independent auditors required by Statement of Auditing Standards No. 61, as currently in effect. The Audit Committee also received from the independent auditors the written statement required by Independence Standards Board Statement No. 1, as currently in effect, delineating relationships between the independent auditors and the Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing including auditor independence. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide any assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

   Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent auditors and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report.

Respectfully submitted,

Jane F. Dasher
Lee Abraham
John P. Toolan

November 19, 2003

  Disclosure of Auditor Fees

   Audit Fees. Audit fees paid by Fund to KPMG LLP ("KPMG") in connection with KPMG's audit of the Fund's annual financial statements for the year ended September 30, 2003 totaled $29,500.

   Financial Information Systems Design and Implementation Fees. Neither the Fund nor its investment adviser, SBFM, nor other entities under common control engaged KPMG to provide advice to the Fund regarding financial information systems design or implementation during the year ended September 30, 2003.

   All other Fees. Fees billed to the Fund by KPMG during the year ended September 30, 2003 for all other non-audit services rendered to the Fund totaled approximately $2,800 (such fees related to tax services provided to the Fund). There were no other non-audit fees billed to SBFM or any entity controlling, controlled by, or under common control with SBFM that provides services to the Fund during the year ended September 30, 2003. The Fund's Audit Committee, has selected KPMG as independent auditors for the fiscal year ending September 30, 2004 and the Fund's Board of Directors have ratified that selection.

                      SUBMISSION OF STOCKHOLDER PROPOSALS
                     AND OTHER STOCKHOLDER COMMUNICATIONS

   Stockholder proposals intended to be presented at the 2005 Annual Meeting of the stockholders of the Fund must be received by September 22, 2004 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2005 Annual Meeting will be held in February 2005. The shareholder proposal must be delivered by written notice to the Secretary of the Fund (addressed to High Income Opportunity Fund Inc., 300 First Stamford Place, 4th Floor, Stamford, CT 06902). The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

   The persons named as proxies for the 2005 Annual Meeting of stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by December 24, 2004, in which case these persons will not have discretionary voting authority except as provided in the SEC's rules governing stockholder proposals.

   The Fund's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Citigroup Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

   The CCO may be contacted at:

      Citigroup Asset Management
      Compliance Department
      399 Park Avenue, 4th Floor
      New York, New York 10022

   Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

   The Fund's Audit Committee Chair may be contacted at:

      High Income Opportunity Fund Inc.
      Audit Committee Chair
      c/o Jane Dasher
      P.O. Box 7441
      Greenwich, CT 06836-7441

   A stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at 300 First Stamford Place, 4th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

                                 OTHER MATTERS

   The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                            By Order of the Board of Directors,

                            Robert I. Frenkel
                            Secretary

March 29, 2004

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      Exhibit A

                            AUDIT COMMITTEE CHARTER

                   AMENDED AND RESTATED AS OF MARCH 10, 2004

Establishment and Purpose

   This document serves as the Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of their affiliates (each, an "Adviser") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements,
(iii) the qualifications and independence of the Fund's independent auditors and (iv) the performance of the Fund's internal audit function and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent auditors; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund's annual Proxy Statement.

Duties and Responsibilities

   The Fund's independent auditors are accountable to the Committee.

   The Committee shall:

    1. Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

    2. Confirm with any independent auditor retained to provide audit services that the independent auditor has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

    3. Approve (a) all audit and permissible non-audit services/1/ to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

    4. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

    5. Review, in consultation with the independent auditors, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

    6. Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

--------
/1/ The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
     (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services;
     (viii) legal services and expert services unrelated to the audit; and
     (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

   Pre-approval by the Committee of any permissible non-audit services in not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided by (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and
   (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

    7. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit and management's response, including a discussion with the independent auditors of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

    8. Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.

    9. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

   10. For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

   11. For each closed-end Fund, obtain and review a report by the Fund's independent auditors describing (i) the auditing firm's internal quality- control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor's independence) all relationships between the independent auditor and the Fund.

   12. For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

   13. For each closed-end Fund, review hiring policies for employees or former employees of the Fund's independent auditors.

   14. For each closed-end Fund, discuss with management and the Fund's independent auditors the Fund's audited and discuss with management the Fund's unaudited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report.

   15. For each closed-end Fund, discuss the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

   16. For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

   The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund's sub-adviser(s), if any, the Fund's counsel, counsel to the Independent Board Members and the Fund's other service providers.

Composition

   The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in Section 303.01(B) of the New York Stock Exchange's Listed Company Manual or as set forth in Section 121(a) of the American Stock Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

Meetings

   The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund's counsel, counsel to the Independent Board Members, the Adviser, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund's independent auditors outside the presence of the Fund's and the Adviser's officers and employees. The Committee will also meet periodically with the fund's management outside the presence of the Fund's independent auditors. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

   One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting

   The Chairperson shall report regularly to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.

Limits on Role of Committee

   The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an "audit committee financial expert," within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

   In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

Amendments

   This Charter may be amended by a vote of a majority of the Board members.

                                                                     Appendix A

                           Smith Barney Equity Funds

                      Smith Barney Social Awareness Fund

                            Smith Barney Muni Funds

                       California Money Market Portfolio

                               Florida Portfolio

                               Georgia Portfolio

                            Limited Term Portfolio

                              National Portfolio

                     Massachusetts Money Market Portfolio

                        New York Money Market Portfolio

                              New York Portfolio

                            Pennsylvania Portfolio

                Smith Barney Municipal Money Market Fund, Inc.

                      High Income Opportunity Fund Inc.*

                           Smith Barney Funds, Inc.

                             Large Cap Value Fund

                        U.S. Government Securities Fund

                     Short-Term Investment Grade Bond Fund

                           Smith Barney Income Funds

                     Smith Barney Dividend and Income Fund

                              SB Convertible Fund

                Smith Barney Diversified Strategic Income Fund

                      Smith Barney Exchange Reserve Fund

                         Smith Barney High Income Fund

                    Smith Barney Municipal High Income Fund

                          SB Capital and Income Fund

                      Smith Barney Total Return Bond Fund

                    Smith Barney Small Cap Core Fund, Inc.

                         Intermediate Muni Fund, Inc.*

                        Smith Barney Money Funds, Inc.

                                Cash Portfolio

                             Government Portfolio

* Closed-end Funds. The duties and responsibilities of paragraphs 10, 11, 12, and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

                                                                      Exhibit B

                           CORPORATE GOVERNANCE AND
                         NOMINATING COMMITTEE CHARTER

Purpose of Committee

   The purpose of the Corporate Governance and Nominating Committees (the "Committees") of the Boards of Directors (the "Boards") of the Smith Barney Investment Companies listed on Appendix A of Exhibit A (the "Funds") is to oversee the board governance practices of the Funds, to identify and recommend individuals to the Boards for nomination as members of the Boards and their committees (including these Committees) and to establish the agenda for meetings of the Independent Directors. Each Board of each Fund shall establish a Committee. The Committees shall report to the Boards on their activities when appropriate.

Committee Membership

   The Committees shall consist solely of two or more members of each Board,
(a) none of whom is an "interested person" of the Funds or their investment adviser as defined in the Investment Company Act of 1940 (the "Act") or has a direct or indirect financial interest in the operation of any Fund's plan under Rule 12b-1 under the Act or in any agreements related to a plan (any such person, an "Independent Director"), and (b) each of whom the Boards have determined has no material relationship with the Funds and is otherwise "independent" under the rules of the New York Stock Exchange, Inc.

   The initial members of the Committees shall be appointed by the Boards, including a majority of the Independent Directors. Candidates to fill subsequent vacancies in the Committees shall be nominated by the Committees as set forth below and appointed by the Boards. Members shall serve at the pleasure of the Boards and for such term or terms as the Boards may determine.

Committee Structure and Operations

   Each Committee shall designate one member as its chairperson. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue. Each Committee shall meet in person or telephonically as appropriate for the conduct of its business at times and places determined by the Committee chairperson. In addition, actions may be taken by unanimous written consent when deemed necessary or desirable by the Committee.

Committee Duties and Responsibilities

   The following are the duties and responsibilities of the Committees:

    1. To monitor developments in corporate governance of registered investment companies with a view to advising the Boards on their policies, programs and procedures designed to assure compliance with legislative, regulatory and self-regulatory requirements applicable to investment company board governance.

    2. To make recommendations to the Boards from time to time as to changes that the Committees believe to be desirable to the size of the Boards or any committee thereof.

    3. To identify individuals believed to be qualified to become Independent Directors of the Funds, and to recommend to the Boards the nominees to stand for election as directors at meetings of stockholders. In the case of a vacancy to be filled in the office of a director (including a vacancy created by an increase in the size of a Board), each Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, each Committee shall take into consideration such factors as it deems appropriate. The Committees may consider candidates proposed by management but is not required to do so.

       In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

     . whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

     . whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

     . whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

     . whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

     . the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

     .   the character and integrity of the person; and

     . whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

     . While the Committee is solely responsible for the selection and nomination of Directors. It may consider nominees recommended by Fund stockholders but is not required to do so. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

    4. To develop and recommend to the Boards standards to be applied in making determinations as to the absence of material relationships between the Company and a director.

    5. To identify Board members qualified to fill vacancies on any committee of a Board (including the Committee) and to recommend that the Boards appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate's experience with the goals of the committee and the interplay of the candidate's experience with the experience of other committee members.

    6. Establish agendas for the executive sessions of the Independent Directors and coordinate with management on agendas for regular meetings of the Board.

    7. Prepare and issue the evaluation required under "Performance Evaluation" below.

    8. Review on a periodic basis director fees and compensation.

    9. Any other duties or responsibilities expressly delegated to the Committees by the Boards from time to time relating to the nomination of Board and committee members and to corporate governance matters.

Delegation to Subcommittee

   A Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee or a committee of the Board.

Performance Evaluation

   The Committees shall produce and provide to the Boards an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Boards any improvements to the Committee charter or to Board governance practices deemed necessary or desirable by the Committees. The performance evaluation by the Committees shall be conducted in such manner as the Committees deem appropriate. The report to the Boards may take the form of an oral report by the chairperson of the Committees or any other member designated by the Committees to make this report.

Resources and Authority of the Committees

   The Committees shall have the resources and authority appropriate to discharge the duties and responsibilities specified in this Charter, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, such as search firms used to identify director candidates, as it deems appropriate, without seeking approval of the Boards or management. While it is expected that, in the normal course of business the Committees would consult with the other Independent Directors in connection with any such retention, the Committees are not required to do so.

FORM OF PROXY
HIGH INCOME OPPORTUNITY FUND INC.
125 Broad Street
New York, New York 10004
This Proxy is Solicited on Behalf of the Board of Directors of the Fund

The undersigned hereby appoints R. JAY GERKEN, ROBERT I. FRENKEL, and
GORDON E. SWARTZ, and each of them acting in the absence of the other, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of High Income Opportunity Fund Inc. held of record by the undersigned on March 19, 2004 at a Meeting of Stockholders to be held on April 29, 2004 or any adjournment thereof.

[SEE REVERSE SIDE]   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   [SEE REVERSE
SIDE]


[ X ] Please mark votes as in this example.

The Board of Directors recommends a vote "FOR" the following proposal. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee for director.

1.       ELECTION OF DIRECTORS
Class III. Nominees: (01) Jane F. Dasher, (02) Donald R. Foley,
                     (03) Paul Hardin

            FOR                     WITHHELD
         [         ]                        [         ]

         [         ]
         For all nominees except as noted above


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
         [          ]

PLEASE MARK, SIGN DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign, or if one signs, that stockholder's vote binds both stockholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: ____________________________ Date: ______________

Signature: ____________________________ Date: ______________